EXHIBIT 10.3

GUARANTEE SUPPLEMENT

July 30, 2004

Credit Suisse First Boston (“CSFB”)

(as the Administrative Agent under

the Credit Agreement referred to below)

Eleven Madison Avenue

New York, New York 10010

Attention:

Third Amended and Restated Credit Agreement dated as of July 30, 2004

(as in effect on the date hereof, the “Credit Agreement”) among DaVita Inc.,

the banks, financial institutions and other institutional lenders from time to time party thereto and CSFB as the Administrative Agent for the Lender Parties thereunder

Ladies and Gentlemen:

Reference is made to the above-captioned Credit Agreement and to the Subsidiary Guarantee referred to therein (such Subsidiary Guarantee, as in effect on the date hereof and as it may be further amended, supplemented or otherwise modified hereafter from time to time, the “Guarantee”). Capitalized terms not otherwise defined in this Guarantee Supplement shall have the same meanings as specified therefor in the Credit Agreement or the Guarantee.

SECTION 1. Guarantee; Limitation of Liability. (a) Each of the undersigned hereby unconditionally and irrevocably guarantees on a joint and several basis with the other Guarantors the punctual payment when due, whether at scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise, of all of the Obligations of the Borrower now or hereafter existing under or in respect of the Finance Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any of the Guaranteed Parties in enforcing any rights under this Guarantee Supplement or the Guarantee, on the terms and subject to the limitations set forth in the Guarantee, as if it were an original party thereto. Without limiting the generality of the foregoing, each of the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any of the other Loan Parties to the Administrative Agent or any of the Guaranteed Parties under or in respect of the Finance Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b) Each of the undersigned, and by their acceptance of this Guarantee Supplement, the Administrative Agent and each of the Guaranteed Parties, hereby confirm that it is the intention of all such Persons that this Guarantee Supplement, the Guarantee and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state Requirements of Law covering the protection of creditors’ rights or the relief of debtors to the extent applicable to this Guarantee Supplement, the Guarantee and the

Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, each of the undersigned, the Administrative Agent and each of the Guaranteed Parties hereby irrevocably agree that the Guaranteed Obligations and all of the other liabilities of the undersigned under this Guarantee Supplement and the Guarantee shall be limited to the maximum amount as will, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of the undersigned that are relevant under such Requirements of Law, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of, any of the other Guarantors in respect of the Obligations of such other Guarantor under the Guarantee, result in the Guaranteed Obligations and all of the other liabilities of the undersigned under this Guarantee Supplement and the Guarantee not constituting a fraudulent transfer or conveyance.

(c) Each of the undersigned hereby unconditionally and irrevocably agrees that, in the event any payment shall be required to be made to the Guaranteed Parties under this Guarantee Supplement, the Guarantee or any other guarantee, the undersigned will contribute, to the fullest extent permitted by applicable law, such amounts to each of the other Guarantors and each other guarantor so as to maximize the aggregate amount paid to the Guaranteed Parties under or in respect of the Finance Documents.

SECTION 2. Obligations Under the Guarantee. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guarantee to the same extent as each of the other Guarantors. Each of the undersigned further agrees, as of the date first above written, that each reference in the Guarantee to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.

SECTION 3. Governing Law; Jurisdiction; Etc. (a) This Guarantee Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) Each of the undersigned hereby irrevocably and unconditionally submits, for itself and its property and assets, to the nonexclusive jurisdiction of any New York state court or any federal court of the United States of America sitting in New York City, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Supplement, the Guarantee or any of the other Finance Documents to which it is a party, or for recognition or enforcement of any judgment in respect thereof, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the fullest extent permitted by applicable law, in any such federal court. Each of the undersigned hereby irrevocably consents to the service of copies of any summons and complaint and any other process which may be served in any such action or proceeding by certified mail, return receipt requested, or by delivering a copy of such process to such party, at its address set forth below its name on the signature page to this Guarantee Supplement, or by any other method permitted by applicable law. Each of the undersigned hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Guarantee Supplement or the Guarantee shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guarantee Supplement, the Guarantee or any of the other Finance Documents in the courts of any jurisdiction.

(c) Each of the undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guarantee Supplement or any of the other Finance Documents to which it is a party in any New York state court or federal court. Each of the undersigned hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 4. WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTEE SUPPLEMENT, THE GUARANTEE, ANY OF THE OTHER FINANCE DOCUMENTS, ANY DOCUMENTS DELIVERED PURSUANT TO THE FINANCE DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF ANY OF THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER GUARANTEED PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Each of the Direct and Indirect Subsidiaries of DaVita Inc. set forth on Appendix A hereto:
By:	/s/ Guy Seay
Guy Seay Vice President

APPENDIX A

Subsidiaries

Kidney Care Services, LLC
Orange Dialysis, LLC
Southwest Atlanta Dialysis Centers, LLC
Total Renal Care / Eaton Canyon Dialysis Center Partnership